Filed pursuant to Rule 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG SouthernSun U.S. Equity Fund

Supplement dated August 18, 2020 to the Summary Prospectus, dated February 1, 2020, as revised May 15, 2020

The following information supplements and supersedes any information to the contrary relating to AMG SouthernSun U.S. Equity Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated and revised as noted above.

As of August 13, 2020 (the “Closing”), SouthernSun Asset Management, LLC, the subadviser to the Fund (“SouthernSun”), has acquired Affiliated Managers Group, Inc.’s (“AMG”) interest in SouthernSun. As a result, AMG and AMG Funds LLC (“AMGF”), a subsidiary of AMG and the investment manager to the Fund, are no longer affiliated with SouthernSun.

At a meeting held on June 24, 2020, the Board of Trustees of the Trust approved, on behalf of the Fund, the continuation of SouthernSun as the subadviser to the Fund and approved a new subadvisory agreement between AMGF and SouthernSun, effective as of the Closing. An Information Statement with respect to the new subadvisory agreement will be mailed to shareholders no more than 90 days after the new subadvisory agreement takes effect.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE